EXHIBIT 10.4
STANDARD FORM 26 (REV. 4-85)
NSN 7540-01-152-8069
OMB No. 0990-0115
RFP 95-3
AWARD/CONTRACT
1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)
RATING
PAGE 1 OF PAGES 21
2. CONTRACT (Proc. inst. ident.) No. NO1-AI-55277
3. EFFECTIVE DATE September 30, 1995
4. REQUISITION/PURCHASE REQUEST/PROJECT N0. 000948
5. ISSUED BY CODE 2668-55277
National Institutes of Health
Contract Management Branch, NIAID
Solar Building, Room 3007
6003 Executive Boulevard MSC 7610
Bethesda, Maryland 20892-7610
6. ADMINISTERED BY (If other than item 5) CODE
7. NAME AND ADDRESS OF CONTRACTOR (No.,  street,  city,  country,  State and Zip
Code)
BTRL Contracts and Services, Inc., dba/
Biotech Research Laboratories
3 Taft Court
Rockville, Maryland 20850
8. DELIVERY
FOB ORIGIN
OTHER (See below) DESTINATION
9. DISCOUNT FOR PROMPT PAYMENT N/A
10. SUBMIT INVOICES
(4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN
ITEM G.3
CODE
FACILITY CODE
11. SHIP TO/MARK FOR
See Article F.1.
12. PAYMENT WILL BE MADE BY
See Article G.3.
CODE
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION N/A
10 U.S.C. 2304 (c)( )41 U.S.C. 253(c)( )
14. ACCOUNTING AND APPROPRIATION DATA
CAN#58425674 (Amount Obligated - $387,353)

DOC#300N1A155277
EIN#1-043152484-A1
SOC#25.55
15A. ITEM NO.
15B. SUPPLIES/SERVICES
15C. QUANTITY
15D. UNIT
15E. UNIT PRICE
15F. AMOUNT
Research & Development Contract
Title: MAO/Assessment of Humoral Immune Responses (G)
Period: September 30, 1995 through September 29, 1997
Amount allotted: $387,353 Awarded under MA N01-AI-42602
Contract Type: Cost Reimbursement/Completion
FY 95 387,353
FY 96 226,739
15G. TOTAL AMOUNT OF CONTRACT $614,092
16. TABLE OF CONTENTS
( ) SEC. DESCRIPTION PAGE(S) ( ) SEC. DESCRIPTION PAGE(S)
PART I - THE SCHEDULE PART II - CONTRACT CLAUSES
X A SOLICITATION/CONTRACT FORM 1 X 1 CONTRACT CLAUSES 11
X B SUPPLIES OR SERVICES AND PRICES/COSTS 3 PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X C DESCRIPTION/SPECS./WORK STATEMENT 7 X J LIST OF ATTACHMENTS 12
X D PACKAGING AND MARKING 7 PART IV- REPRESENTATIONS AND INSTRUCTIONS
X E INSPECTION AND ACCEPTANCE 7 X K REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS 13
X G CONTRACT ADMINISTRATION DATA 9
11 L INSTRS., CONDS., AND NOTICES TO OFFERORS
X H SPECIAL CONTRACT REQUIREMENTS 10 M EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17. X CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 3 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b)
the   solicitation,   if  any,   and  (c)  such   provisions,   representations,
certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
18. AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number including the full additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or print)
Mark Manak, Senior Vice President
20A. NAME OF CONTRACTING OFFICER
Jacqueline C. Holden, Contracting Officer
AIDS Preclinical Research Contract Section, CMB, NIAID, HIH
19B. NAME OF CONTRACTOR
BY Mark Manak
(Signature of person authorized to sign)
19C. DATE SIGNED
9/25/95
20B. UNITED STATES OF AMERICA
BY Jacqueline C. Holden
(Signature of Contracting Officer)
20C. DATE SIGNED
9/27/95





             DETAILED TABLE OF MASTER AGREEMENT ORDER (MAO) CONTENTS
             -------------------------------------------------------

PART I - THE SCHEDULE
      SECTION A - SOLICITATION/CONTRACT FORM...........................................................................   1
      --------------------------------------
      SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS.................................................................  3
      -------------------------------------------------
            ARTICLE B.1.  BRIEF DESCRIPTION OF SUPPLIES OR SERVICES.....................................................  3
            ARTICLE B.2.  ESTIMATED COST AND FIXED FEE..................................................................  3
            ARTICLE B.3.  PROVISIONS APPLICABLE TO DIRECT COSTS.........................................................  3
            ARTICLE B.4.  ADVANCE UNDERSTANDINGS........................................................................  5
      SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT.............................................................  7
      -----------------------------------------------------
            ARTICLE C.1.  STATEMENT OF WORK.............................................................................  7
            ARTICLE C.2.  REPORTING REQUIREMENTS........................................................................  7
      SECTION D - PACKAGING, MARKING AND SHIPPING.......................................................................  7
      -------------------------------------------
      SECTION E - INSPECTION AND ACCEPTANCE.............................................................................  7
      -------------------------------------
      SECTION F - DELIVERIES OR PERFORMANCE.............................................................................  8
      -------------------------------------
            ARTICLE F.1.  DELIVERIES....................................................................................  8
            ARTICLE F.2.  STOP WORK ORDER...............................................................................  8
      SECTION G - CONTRACT ADMINISTRATION DATA..........................................................................  9
      ----------------------------------------
            ARTICLE G.1.  PROJECT OFFICER...............................................................................  9
            ARTICLE G.2.  KEY PERSONNEL.................................................................................  9
            ARTICLE G.3.  INVOICE SUBMISSION............................................................................  9
            ARTICLE G.4.  GOVERNMENT PROPERTY..........................................................................   9
            ARTICLE G.5.  GOVERNMENT SUPPLY SOURCES.......................................................................9
      SECTION H - SPECIAL MASTER AGREEMENT ORDER REQUIREMENTS..........................................................  10
      -------------------------------------------------------
            ARTICLE H.1.  HUMAN SUBJECTS...............................................................................  10
            ARTICLE H.2.  SALARY RATE LIMITATION LEGISLATION PROVISIONS................................................  10
PART II................................................................................................................. 11
      SECTION I - MASTER AGREEMENT ORDER CLAUSES........................................................................ 11
      ------------------------------------------
            ARTICLE I.1.  GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND
                  DEVELOPMENT MASTER AGREEMENT ORDER.................................................................... 11
            ARTICLE I.2.  AUTHORIZED SUBSTITUTIONS OF CLAUSES........................................................... 11
            ARTICLE I.3.  ADDITIONAL MAO CLAUSES........................................................................ 11
            ARTICLE I.4.  ADDITIONAL FAR CLAUSES INCLUDED IN FULL TEXT.................................................. 11
PART III................................................................................................................ 12
      SECTION J - LIST OF ATTACHMENTS................................................................................... 12
      -------------------------------
      Statement of Work................................................................................................. 12
PART IV................................................................................................................. 13
      SECTION K - REPRESENTATIONS AND CERTIFICATIONS.................................................................... 13
      ----------------------------------------------
            Representations and Certifications.......................................................................... 13


                                        2






SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
-------------------------------------------------

[THIS MAO IS AWARDED UNDER MASTER AGREEMENT NO1-AI-42602 FOR HIV PRECLINICAL VACCINE DEVELOPMENT]

ARTICLE B.1.  BRIEF DESCRIPTION OF SUPPLIES OR SERVICES
-------------------------------------------------------

The purpose of this master agreement order (MAO) is for the Assessment of Humoral Immune Response.

ARTICLE B.2.  ESTIMATED COST AND FIXED FEE
------------------------------------------

a.    The estimated cost of this MAO is $573,918

b. The fixed fee for this MAO is $40,174. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to withholding provisions of the clauses ALLOWABLE COST AND PAYMENT AND FIXED FEE referenced in the General Clause Listing in PART II, ARTICLE I.1. of this MAO.
      Payment of fixed fee shall not be made in less than monthly installments.

c. The Government's obligation, represented by the sum of the estimated cost plus fixed fee, is $614,092.

d. Total funds currently available for payment and allotted to this MAO are $387,353 of which $362,012 represents the estimated costs, and of which $25,341 represents the fixed fee. For further provisions on funding see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses of the Master Agreement (MA).

e. It is estimated that the amount currently allotted will cover performance of the MAO through September 29, 1996.

f.    Increments to be allotted to this contract are estimated as follows:

                                          Estimated          Fixed        Total Estimated
      FY           Period                    Cost             Fee          Cost Plus Fee
    -----     ---------------------       ----------       --------       --------------

      95       09/30/95 - 09/29/96        $362,012         $25,341          $387,353
      96       09/30/96 - 09/29/97        $211,906         $14,833          $226,739

     Totals                               $573,918         $40,174          $614,092


g. The Contracting Officer may allot additional funds to the MAO without the concurrence of the MAO Holder.

ARTICLE B.3.  PROVISIONS APPLICABLE TO DIRECT COSTS
---------------------------------------------------

a.    Items Unallowable Unless Otherwise Provided

      Notwithstanding the clause(s), ALLOWABLE COST AND PAYMENT, [and FIXED FEE,] incorporated in this MAO, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

      (1)   Acquisition, by purchase or lease, of any interest in real property;

      (2)   Special rearrangement or alteration of facilities;

      (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);


                                        3





      (4) Travel to attend general scientific meetings (a general scientific meeting is defined as an assemblage of scientific/technical personnel held to exchange information and ideas through a scheduled program of presentations; includes conferences, congresses, seminars, symposia and workshops; usually sponsored by a national organization);

      (5)   Foreign travel - See Paragraph b. below;

      (6)   Overtime premium;

      (7)   Consultant fees;

      (8)   Subcontracts;

      (9) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property, 1990, regardless of acquisition value.

b.    Travel Costs

(1)         Domestic Travel

      (a) Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this MAO shall not exceed $-0- without the prior written approval of the Contracting Officer.

            (Domestic travel is defined as MA Holder travel directly applicable to performance under this MAO; includes travel to discuss progress under this MAO with the Project Officer or Contracting Officer or to attend meetings, called by the NIAID, of collaborating program investigators to discuss program progress and plans. The domestic travel amount above does not include scientific meeting travel which is defined in Article B.3.a. above and which shall be specifically approved in writing by the Contracting Officer.)

      (b) The cost of travel by privately-owned automobile shall be reimbursed at the mileage rate prescribed by the MA Holder's established, generally applicable travel policy in lieu of actual costs, provided, however, that such reimbursement shall not exceed the otherwise allowable comparative cost of travel by common carrier.

      (c) Reasonable actual costs of lodging and subsistence, or per diem in lieu of actual costs, shall be allowable to the extent that such actual costs or per diem amounts do not exceed the amounts or per diem rates prescribed by the MA Holder's established, generally applicable travel policy.

      (d) Any revision to the MA Holder's established, generally applicable travel policy submitted to the cognizant audit agency during the period of performance of this MAO shall be effective, without formal modification to this MAO, upon delivery to the Contracting Officer of notice describing such revised policy together with evidence of submission thereof to the cognizant audit agency.

(2)   Foreign Travel

      Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Master Agreement Holder's personnel to travel and their functions in the specific Master Agreement Order project; (c) the Master Agreement Order purposes to be served by the travel; (d) how travel of Master Agreement Order personnel will benefit and contribute to accomplishing the specific Master Agreement Order project, or will otherwise justify the expenditure of NIH Master Agreement Order funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the specific Master Agreement Order and thus further benefit the project.




                                        4





ARTICLE B.4.  ADVANCE UNDERSTANDINGS
------------------------------------

a. The estimated level of effort set forth below is for guidance to serve not as a measure of the MAO Holder's obligation but as a further description of the required tasks. It will represent the basis of direct labor agreed to in the MAO negotiations for the period from September 30, 1995 through September 29, 1997, and will be used by both the Government and the MAO Holder to monitor progress toward achievement of the MAO objectives.

                            Total Estimated   Total Estimated    Total Estimated
  Labor Category             Year 1 Hours      Year 2 Hours      Number of Hours
  --------------             ------------      ------------      ---------------
Principal Investigator           375               375                 750
Co-Investigator                1,404               749               2,153
Technician                     1,872             1,872               3,744
Technician                     1,872               936               2,808
Technician                     1,872                 0               1,872

  TOTAL                        7,395             3,932              11,327

b. The total costs negotiated for this MAO only cover Vaccine Studies in support of Section B of the Statement of Work. Section A of the Statement of Work is also attached to this contract should it be necessary to perform assays in support of Vaccine Studies for Section A. If it is necessary to perform Section A assays, the costs for those assays shall be offset against the cost negotiated for performance of Section B assays.

c. The MAO Holder agrees to abide by the terms of FAR 52.247-63, Preference for U.S.-Flag Air Carriers. This provision states in part that, in performing work under this MAO, the MAO Holder shall utilize U.S. flag air carriers unless service by those carriers is not available. If U.S. flag air carriers are not available the MAO Holder shall so certify in writing and include that certification/justification in the request for advance approval of foreign travel. (Cost/lower fares are not acceptable reasons for proposing to utilize foreign air carriers.)

d. The MAO Holder agrees to submit an annual and a final inventory of Government property as required by the DHHS "Contractor's Guide for Control of Government Property." Inventories shall be submitted to the Contract Property Administrator identified in Article G.4. of this contract, with a copy to the Contracting Officer. Annual inventories shall be submitted by October 31 each year.

e. The MAO Holder agrees to immediately notify the Contracting Officer in writing if there is a projected overrun (in any amount) or unexpended balance (greater than 10%) in the overall budget at the end of any funding period, and the reasons for the variance (see also the requirements of the Limitation of Funds clause in the MAO).

f. If the MAO contains any specific limitations/ceilings on particular costs, these shall always prevail until modified in the MAO.

g. The MAO Holder agrees that samples/products received from/through the Government for utilization under this contract shall be used only for purposes required by this MAO.

h.    Publication of Manuscripts or Abstracts

      Because there is a possibility that the MAO Holder will be evaluating proprietary compounds provided to the Government by a third party, it is essential to include provisions that will protect the rights of the third party suppliers as follows:

            The MAO Holder agrees that manuscripts/abstracts based on data/information generated under this MAO will not be submitted for publication until written Project Officer clearance has been received. MAO support shall be acknowledged in all such publications. A "publication" is defined as an issue of printed material offered for distribution or any communication or oral presentation of information.


                                        5



            The Project Officer will review all manuscripts/documents in a period of time not to exceed 30 calendar days from receipt, and will either grant clearance for publication/disclosure, recommend changes or, as applicable, refer the document to the Supplier of the compound for their review. NIAID will use its best efforts to assist and expedite the review process by the Supplier wherever possible.

i.    Correspondence Procedures

      To promote timely and effective administration, correspondence (except for invoices/financial reports, technical progress reports/other deliverables) submitted under this MAO shall be subject to the following procedures:

      1. Technical correspondence shall be addressed to the Project Officer with an information copy of the basic correspondence to the Contracting Officer. (As used herein, technical correspondence excludes correspondence which proposes deviations from or modifications of MAO requirements, terms or conditions.)

      2. Other correspondence shall be addressed to the Contracting Officer, with an information copy of the basic correspondence to the Project Officer.

      3. Subject Line(s). All correspondence shall contain a subject line commencing with the contract number as illustrated below:

                  SUBJECT:  Contract No. NO1-AI-55277
                            Request for Approval of


                                        6



SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
-----------------------------------------------------

ARTICLE C.1.  STATEMENT OF WORK
-------------------------------

a. Independently and not as an agent of the Government, the MAO Holder shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated September 30, 1995, attached hereto and incorporated herein.

b. If there is any inconsistency between the MAO Holder's technical proposal and the work described in this Article C.1., Paragraph a., the terms and conditions of this Article C.1., Paragraph a, shall control.


ARTICLE C.2.  REPORTING REQUIREMENTS
------------------------------------

a.    Technical Reports

      In addition to those reports required by the other terms of this MAO, the MAO Holder shall prepare and submit the following reports in the manner stated below and in accordance with ARTICLE F.1. DELIVERIES of this MAO:

      (1)   Quarterly Progress Report

            By the fifteenth calendar day of the month following the end of each quarter, the MAO Holder shall submit (5) copies of a quarterly technical report. Four (4) copies shall be submitted to the Project Officer and one (1) copy shall be submitted to the Contracting Officer. This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full three months of performance including any fractional part of the initial month. Thereafter, the reporting period shall consist of three full calendar months. A quarterly report shall not be submitted when a final report is due.

      (2)   Final Report

            The MAO Holder shall submit five (5) copies of the final report documents. Four (4) copies shall be submitted to the Project Officer and (1) copy shall be submitted to the Contracting Officer. This report is to include a summation of the work performed and results obtained for the entire MAO period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Final Report shall be submitted no later than the completion date of this MAO.

SECTION D - PACKAGING, MARKING AND SHIPPING
-------------------------------------------

All deliverables required under this MAO shall be packaged, marked and shipped in accordance with Government specifications. The MAO Holder shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE
-------------------------------------

a. For the purpose of this ARTICLE, the designated Project Officer is the authorized representative of the Contracting Officer, who shall perform inspection and acceptance of materials and services to be provided.

b. Inspection and acceptance will be performed at the Project Officer's address listed in the clause entitled "Deliveries" in Section F.

      Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

c. This MAO incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.
      FAR Clause  52.246-9,  INSPECTION  OF RESEARCH  AND  DEVELOPMENT  - (SHORT
      FORM)(APRIL 1984).

                                        7






SECTION F - DELIVERIES OR PERFORMANCE
-------------------------------------

ARTICLE F.1.  DELIVERIES
------------------------

a. Satisfactory performance of this MAO shall be deemed to occur upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

      The items specified below as described in (SECTION C, ARTICLE C.2. shall be delivered f.o.b. destination as set forth in FAR 52.247-35, F.O.B.
      DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below [and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this MAO]:


      Item        Description   Quantity   Delivery Schedule
      ----        -----------   --------   -----------------

       1.         Quarterly         5         01/15/96, 97,
                                              04/15/96, 97,
                                              07/15/96, 97,
                                              10/15/96

       2.         Final             5         By completion date of this
                                              contract


      The above items shall be addressed and delivered to:

      Addressee                     Deliverable Item No.         Quantity
      ---------                     --------------------         --------

      Project Officer                       a.1.                     4
      PRB, DAIDS                            a.2.                     4
      Solar Bldg., Rm. 2A38
      6003 Executive Blvd.
      Bethesda, MD. 20892

      Contracting Officer                   a.1.                      1
      CMB, DEA, NIAID, NIH                  a.2.                      1
      Solar Bldg., Rm. 3C07
      6003 Executive Blvd.
      Bethesda, MD. 20892



ARTICLE F.2.  STOP WORK ORDER
-----------------------------

This MAO incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

      FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:
      52.212-13, STOP WORK ORDER (AUGUST 1989) with ALTERNATE I (APRIL 1984).


                                        8




SECTION G - CONTRACT ADMINISTRATION DATA
----------------------------------------


ARTICLE G.1.  PROJECT OFFICER
-----------------------------

Pursuant to the Project Officer Article incorporated in the MA, the following Project Officers will represent the Government for the purpose of this MAO:

            MAO Project Officer:              Nancy Miller, Ph.D.


ARTICLE G.2.  KEY PERSONNEL
---------------------------

Pursuant to the Key Personnel clause incorporated in the MA, the following individuals are considered to be essential to the work being performed hereunder:

            NAME                         TITLE
            ----                         -----

      Mark Cosentino, Ph.D.         Principal Investigator
      Hanna Weissberger, Ph.D.      Co-Investigator


ARTICLE G.3.  INVOICE SUBMISSION
--------------------------------


a.    INVOICE SUBMISSION - COST-REIMBURSEMENT MAOs

      The Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1, set forth in your Master Agreement are incorporated herein.

      The  invoice   instructions   and   directions   for  the   submission  of
      invoice/financing requests contained in the MA must be followed to meet the requirements of a "proper" invoice, pursuant to FAR 32.9.

ARTICLE G.4.  GOVERNMENT PROPERTY
---------------------------------

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in this Section I of this MAO, the MAO Holder shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, (1990), which is incorporated into this MAO by reference. Among other issues, this publication provides a summary of the MAO Holder's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the MAO. A copy of this publication is available upon request to the Contract Property Administrator at the following address:

            Contracts Property Administrator
            Research Contracts Property Administration, NIH
            Building 13, Room 2E-65
            9000 Rockville Pike
            Bethesda, Maryland  20892
            (301) 496-6466

ARTICLE G.5. GOVERNMENT SUPPLY SOURCES, is hereby incorporated into this MAO by reference pursuant to the Master Agreement.




                                        9




SECTION H - SPECIAL MASTER AGREEMENT ORDER REQUIREMENTS
-------------------------------------------------------

The following Articles are incorporated into this MAO by reference pursuant to the Master Agreement. [(Any MAO Articles which are not contained in the MA are set forth below in full text)]:

a.    ARTICLE H.1.  HUMAN SUBJECTS
      ----------------------------

b.    ARTICLE H.2.  SALARY RATE LIMITATION LEGISLATION PROVISIONS
      -----------------------------------------------------------

      Paragraph b. of this ARTICLE is revised as follows:


      b.    Public Law No.               Fiscal Year       Salary Limitation
            --------------               -----------       -----------------

              103-333                       1995                $125,000




                                       10





PART II
-------


SECTION I - MASTER AGREEMENT ORDER CLAUSES
------------------------------------------

The following Articles are incorporated into this MAO by reference pursuant to the Master Agreement. [(Any MAO Articles which are not contained in the MA are set forth below in full text)]:

a. ARTICLE I.1. GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT MASTER AGREEMENT ORDER

b.    ARTICLE I.2.  AUTHORIZED SUBSTITUTIONS OF CLAUSES]

      For this Master Agreement Order (N01-AI-55277), FAR Clause 52.232-22, LIMITATION OF FUNDS, (APRIL 1984) as contained in MA N01-AI-42602 is deleted in its entirety and is replaced with FAR Clause 52.232-20, LIMITATION OF COSTS.

c.    ARTICLE I.3.  ADDITIONAL MASTER AGREEMENT CLAUSES

d.    ARTICLE I.4.  ADDITIONAL FAR CLAUSES INCLUDED IN FULL TEXT




                                       11




PART III
--------

SECTION J - LIST OF ATTACHMENTS
-------------------------------

Unless otherwise indicated below, the following documents are attached and incorporated in this MAO:



1.    Statement of Work, September 30, 1995; 8 pages.


2. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1 (6/18/92), 4 pages. [This attachment is part of the Master Agreement document and is incorporated into this MAO by reference.]

3. Safety and Health, PHSAR Clause 352.223-70, (4/84), 2 pages. [This attachment is part of the Master Agreement document and is incorporated into this MAO by reference.]

4. Procurement of Certain Equipment, NIH(RC)-7, (4/1/84), 1 page. [This attachment is part of the Master Agreement document and is incorporated into this MAO by reference.]



                                       12





PART IV
-------

SECTION K - REPRESENTATIONS AND CERTIFICATIONS
----------------------------------------------


The following documents are incorporated by reference in this MAO:

1.    Representations and Certifications, dated September 15, 1995.




                               END of the SCHEDULE
                            (MASTER AGREEMENT ORDER)




                                       13






                      MASTER AGREEMENT ORDER FOR CATEGORY G

                                STATEMENT OF WORK

                     ASSESSMENT OF HUMORAL IMMUNE RESPONSES


SECTION A:  HUMORAL IMMUNE RESPONSES TO HIV VACCINES


Independently, and not as an agent of the Government, the Master Agreement Order holder shall provide the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the tasks of the Statement of Work below:

The MAO Contractor shall perform assays to assess and characterize the humoral immune responses of macaques that have been immunized with HIVenv or with a combination of HIVenv and SIV non-env vaccines. Specifically the MAO Contractor shall:

1. Conduct assays to determine the ability of sera or mucosal secretions from monkeys immunized with HIV vaccines (or of sera from infected monkeys after SHIV challenge) to neutralize infection of cell lines and/or primary cells (PBMC) by the HIV strain used for the vaccine. Further characterize the antibodies, including determining the neutralization titer against the vaccine (homologous) HIV strain. If the appropriate SHIV virus stock is available, determine the ability of the sera to neutralize the SHIV made with the envelope gene of the homologous (vaccine) HIV.

2. For sera (or mucosal secretions) that were determined (above) to neutralize the homologous strain of HIV, determine the neutralization titer against infection of T cell lines and/or PBMC by heterologous laboratory strains of HIV.

3. For sera (or mucosal secretions) that show the ability to neutralize heterologous HIV isolates (above), determine the ability to neutralize infection of T cell lines and/or primary PBMC and/or primary macrophages by primary, "field" isolates of HIV grown only in primary cells.

4. Prior to conducting neutralization assays with the monkey sera from the vaccine studies, grow appropriate HIV and SHIV virus stocks and demonstrate that the viruses are able to be neutralized by sera from HIV-infected people or SHIV-infected monkeys.

5. Receive, catalog, track, and maintain an inventory of the specimens that arrive for evaluation:

      a) Advise sample suppliers (Category B contractors) of the most suitable manner for shipment of sera, whole blood, cells or other specimens for evaluation and arrange for the transfer of these specimens from primate laboratories to the Contractor. All shipments must be coordinated so that activity/viability of specimens will not be adversely affected.

      b) When necessary, pick up or arrange for pick up of incoming specimen shipments from a specified airport or other contact site in a timely manner and assure maintenance of activity and/or viability of the specimens by providing the appropriate temperature in transit from the airport or other contact site to the Contractor's laboratory.

      c) Receive and catalog specimens arriving for evaluation from the primate laboratories. Maintain documentation on file for all incoming specimens, including but not limited to:primate subject identification number, trial site, protocol identification number, specimen collection date and condition of sample upon arrival.

      d) Store cataloged, aliquotted specimens under appropriate conditions to retain maximum immunological activity.

      e) Maintain specimen tracking and inventory system such that specimens can be traced and located from receipt through processing and assay analysis.

MAO Statement of Work                                               ATTACHMENT 1
9/30/95
                                       14




6.    Maintain test result database and transfer data electronically:

      a) Compile and maintain a computerized database of all neutralization assays results, using a format compatible with the FOX-PRO data base that NIAID plans to use to compile records and data from the vaccine studies. Assay results are to be recorded with designations of study protocol number, animal number, specimen collection date, and other information requested by the Project Officer.

      b) Transfer specified data electronically to the AIDS Vaccine Evaluation Group (AVEG) Statistical and Coordinating Center (SCC) and to the Project Officer at regular intervals as instructed by the Project Officer (format to be agreed upon between NIAID and the Contractor).

      c) Ensure protection against the loss of data by the duplication of data base files and programs for storage; provide for the security, safety, and accuracy of data on the specimen inventory and the test results database.

7.    Provide facilities and resources

      a) Provide facilities and equipment for the work to be conducted, including a biosafety level 2 or 3 laboratory for conducting work with live HIV and SHIV as well as samples from infected monkeys.

      b) Provide, maintain, and operate facilities for controlled storage of sera, virus stocks, cell stocks, and other samples and reagents, including storage at -10 to -20 degrees C, at -70 to -90 degrees C, and in liquid nitrogen conditions, with appropriate monitoring of storage conditions to guarantee continuous proper storage. The reliability of supply systems, electrical power, and backup support systems shall be ensured by the contractor.

      c) Provide protective garments, equipment and sufficient monitoring to assure safe handling of potentially hazardous materials, including radioactive materials. Specifically, the contractor shall comply with all applicable health and safety regulations while conducting the work set forth herein.

      d) Conduct work under this contract in accordance with all applicable Federal, state, and local laws, codes, ordinances and regulations, and with the following basic references and other related modifications by the Public Health Service:

            (1) Biosafety in Microbiological and Biomedical Laboratories, U.S. Department of Health and Human Services, Centers for Disease Control and National Institutes of Health, HHS Pub. No. (NIH) 93-8395 published by the U.S. Government Printing Office, third edition, May 1993, stock number 17-040-00523-7.

            (2) Recommendations for Prevention of HIV Transmission in Health Care Settings, Morbidity and Mortality Weekly Report, Vol. 36, No. 2-S.

            (3) Agent Summary Statement for Human Immunodeficiency Virus and Report on Laboratory-Acquired Infection with Human Immunodeficiency Virus, Morbidity and Mortality Weekly Report, Vol. 37, No.S-4, pp.1-22.

            (4) "Guidelines to Prevent Simian Immunodeficiency Virus Infection in Laboratory Workers and Animal Handlers", Morbidity and Mortality Weekly Report, Vol. 37, No. 45, pp. 693-704.

8. Designate a project coordinator to manage the day-to-day conduct of the study, to interact with the Category B MAO laboratory or laboratories providing non-human primate samples from the vaccine study or studies, and to provide information on the status of the assay results to the Project Officer.

9. Report data and results to NIAID or to a designated NIAID contractor. Printouts of data and verbal reports of the status of the study are to be provided on an ongoing basis during the course of the study at the request of the Project Officer, in addition to the required periodic (quarterly and final) written reports describing the progress of the study, and in addition to the periodic electronic transfer of data described in item (6) above.



MAO Statement of Work                                               ATTACHMENT 1
9/30/95

                                       15





           SUMMARY OF VACCINE STUDIES FOR WHICH ASSAYS MAY BE REQUIRED
           -----------------------------------------------------------

              (SECTION A: HUMORAL IMMUNE RESPONSES TO HIV VACCINES)


VACCINE STUDY 7
---------------

Title:  Evaluation of HIV DNA Vaccines in Monkeys Using the SHIV Model

Description: To compare routes of administration, rhesus monkeys will be immunized by either intramuscular injection or by "gene gun" inoculation with DNA constructs which express HIV-1 env proteins, together with DNA constructs expressing SIV proteins. The animals will be challenged with SHIV to determine if a protective response is induced and, if so, how soon it is induced and how long it persists.


Number of monkeys:  24     (6 groups of 3; 3 groups of 2)

Length of study:  30 months

Number of inoculations per animal: 4 immunizations plus 1 virus challenge



VACCINE STUDY 8
---------------

Title: Evaluation of the Contribution of SIV Regulatory Genes to the Efficacy of an HIV/SIV DNA Vaccine.

Description: Rhesus monkeys will be immunized intramuscularly with DNA constructs encoding HIV envelope, DNA constructs expressing SIV proteins, and DNA constructs expressing SIV regulatory gene products to determine if theregulatory proteins elicit immune responses (particularly CTL responses) that enhance the ability of the monkeys to resist infection with SHIV.

Number of monkeys:  20   (5 groups of 4)

Length of study:  24 months

Number of inoculations per animal: 4 immunizations plus 1 virus challenge


VACCINE STUDY 13
----------------

Title: Immunogenicity of a Soluble Oligomeric Form of the HIV-1 Envelope Protein

Description: Rhesus monkeys will be immunized with a purified oligomeric form of the HIV-1 envelope protein to determine if monkeys will generate antibodies (presumably to conformational epitopes of the oligomeric envelope) that are able to neutralize genetically divergent strains of HIV-1. Vaccines based on monomeric forms of the HIV-1 envelope generate predominantly type- specific antibodies that neutralize a limited range of HIV-1 isolates, but preliminary studies with the oligomeric form of the envelope indicate that antibodies to it may be more broadly reactive. Animals will be challenged with SHIV after immunization to determine the ability of the immune response to the oligomeric envelope to protect monkeys from infection.

Number of monkeys:  18     (6 groups of 3)

Length of study:   24 months

Number of inoculations per animal:  5 immunizations plus 1 virus challenge


MAO Statement of Work                                               ATTACHMENT 1
9/30/95
                                       16




VACCINE STUDY 16
----------------

Title:  Evaluation of a Recombinant Semliki Forest Virus/HIV Vaccine

Description: Rhesus monkeys will be immunized with an avirulent recombinant Semliki Forest virus expressing HIV-1 envelope and SIV gag proteins. The monkeys will be infected with the virus, which has a broad tissue tropism, by either intramuscular, intravenous, subcutaneous, or mucosal site administration. Animals will be challenged with SHIV to determine the efficacy of this vaccine in protecting from virus infection.

Number of monkeys:  10     (5 groups of 2)

Length of study:  18 months

Number of inoculations per animal:  8 immunizations plus 1 virus challenge



MAO Statement of Work                                               ATTACHMENT 1
9/30/95
                                       17






SECTION B:  HUMORAL IMMUNE RESPONSES TO SIV VACCINES
----------------------------------------------------


Independently, and not as an agent of the Government, the Master Agreement Order holder shall provide the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the tasks of the Statement of Work below.

The MAO Contractor shall perform assays to assess the humoral immune responses of macaques that have been immunized with an SIV vaccine. Specifically the MAO Contractor shall:


1. Determine the capability of sera or mucosal secretions from monkeys immunized with SIV vaccines to neutralize infection of cell lines and/or primary cells (PBMC) by the SIV strain used for the vaccine. Further characterize these antibodies, including determining the neutralization titer against the vaccine (homologous) SIV strain.

2. For sera (or mucosal secretions) that were determined (above) to neutralize the homologous strain of SIV, determine the neutralization titer against infection of T cell lines and/or PBMC by a heterologous strain or strains of SIV.

3. Prior to conducting neutralization assays with the monkey sera (or mucosla secretions) from the vaccine studies, grow appropriate SIV virus stocks and demonstrate that the viruses are able to be neutralized by sera from SIV-infected monkeys.

4. Receive, catalog, track, and maintain an inventory of the specimens that arrive for evaluation:

      a) Advise sample suppliers (Category B contractors) of the most suitable manner for shipment of sera, whole blood, cells or other specimens for evaluation and arrange for the transfer of these specimens from primate laboratories to the Contractor. All shipments must be coordinated so that activity/viability of specimens will not be adversely affected.

      b) When necessary, pick up or arrange for pick up of incoming specimen shipments from a specified airport or other contact site in a timely manner and assure maintenance of activity and/or viability of the specimens by providing the appropriate temperature in transit from the airport or other contact site to the Contractor's laboratory.

      c) Receive and catalog specimens arriving for evaluation from the primate laboratories. Maintain documentation on file for all incoming specimens, including but not limited to: primate subject identification number, trial site, protocol identification number, specimen collection date and condition of sample upon arrival.

      d) Store cataloged, aliquotted specimens under appropriate conditions to retain maximum immunological activity.

      e) Maintain specimen tracking and inventory system such that specimens can be traced and located from receipt through processing and assay analysis.

5.    Maintain test result database and transfer data electronically:

      a) Compile and maintain a computerized database of all neutralization assays results, using a format compatible with the FOX-PRO data base that NIAID plans to use to compile records and data from the vaccine studies. Assay results are to be recorded with designations of study protocol number, animal number, specimen collection date, and other information requested by the Project Officer.

      b) Transfer specified data electronically to the AIDS Vaccine Evaluation Group (AVEG) Statistical and Coordinating Center (SCC) and to the Project Officer at regular intervals as instructed by the Project Officer (format to be agreed upon between NIAID and the Contractor).


MAO Statement of Work                                               ATTACHMENT 1
9/30/95
                                       18






      c) Ensure protection against the loss of data by the duplication of data base files and programs for storage; provide for the security and safety of data on the specimen inventory and the test results database.

6.    Provide facilities and resources:

      a) Provide facilities and equipment for the work to be conducted, including a biosafety level 2 or 3 laboratory for conducting work with live HIV and SHIV as well as samples from infected monkeys.

      b) Provide, maintain, and operate facilities for controlled storage of sera, virus stocks, cell stocks, and other samples and reagents, including storage at -10 to -20 degrees C, at -70 to -90 degrees C, and in liquid nitrogen conditions, with appropriate monitoring of storage conditions to guarantee continuous proper storage. The reliability of supply systems, electrical power, and backup support systems shall be ensured by the contractor.

      c) Provide protective garments, equipment and sufficient monitoring to assure safe handling of potentially hazardous materials, including radioactive materials. Specifically, the contractor shall comply with all applicable health and safety regulations while conducting the work set forth herein.

      d) The Contractor shall conduct work under this contract in accordance with all applicable Federal, state, and local laws, codes, ordinances and regulations, and with the following basic references and other related modifications by the Public Health Service:

            (1) Biosafety in Microbiological and Biomedical Laboratories, U.S. Department of Health and Human Services, Centers for Disease Control and National Institutes of Health, HHS Pub. No. (NIH) 93-8395 published by the U.S. Government Printing Office, third edition, May 1993, stock number 17-040-00523-7.

            (2) Recommendations for Prevention of HIV Transmission in Health Care Settings, Morbidity and Mortality Weekly Report, Vol. 36, No. 2-S.

            (3) Agent Summary Statement for Human Immunodeficiency Virus and Report on Laboratory-Acquired Infection with Human Immunodeficiency Virus, Morbidity and Mortality Weekly Report, Vol. 37, No.S-4, pp.1-22.

            (4) "Guidelines to Prevent Simian Immunodeficiency Virus Infection in Laboratory Workers and Animal Handlers," Morbidity and Mortality Weekly Report, Vol. 37, No. 45, pp. 693-704.


7. Designate a project coordinator to manage the day-to-day conduct of the study, to interact with the Category B MAO laboratory or laboratories providing non-human primate samples from the vaccine study or studies, and to provide information on the status of the assay results to the Project Officer.

8. Report data and results to NIAID or to a designated NIAID contractor. Printouts of data and verbal reports of the status of the study are to be provided on an ongoing basis during the course of the study at the request of the Project Officer, in addition to the required periodic (quarterly and final) written reports describing the progress of the study, and in addition to the periodic electronic transfer of data described in item (6) above.


MAO Statement of Work                                               ATTACHMENT 1
9/30/95
                                       19





SUMMARY OF VACCINE STUDIES FOR WHICH ASSAYS MAY BE REQUIRED:
------------------------------------------------------------


(SECTION B:  HUMORAL IMMUNE RESPONSES TO SIV VACCINES)

VACCINE STUDY 1
---------------

Title:  Comparison of Different Routes of Immunization with ALVAC/SIV

Description: Rhesus monkeys will be immunized by three different routes with recombinant avipox (ALVAC) expressing SIV genes. Intramuscular and two mucosal routes are planned. Animals will be challenged with SIV administered intravenously or at a mucosal surface to determine if there is a difference in efficacy of the vaccine when administered by different routes and to determine if mucosal routes of immunization are more effective at blocking infection at mucosal surfaces than intramuscular immunizations. Monkeys will be followed after challenge to determine whether infection has occurred and whether immunization affects disease progression in any infected animals.

Number of monkeys:  48    (8 groups of 6)

Length of study:  32 months

Number of inoculations per animal:  5 immunizations plus 1 virus challenge


VACCINE STUDY 2
---------------

Title:  Comparison of Different Routes of Immunization with NYVAC/SIV

Description: Rhesus monkeys will be immunized by three different routes with recombinant attenuated vaccinia virus (NYVAC) expressing SIV proteins. Intramuscular and two different mucosal routes are planned. Animals will be challenged with SIV administered intravenously or at a mucosal surface to determine if there is a difference in efficacy of the vaccine when administered by different routes and to determine if mucosal routes of immunization are more effective at blocking infection at mucosal surfaces than intramuscular immunizations. Monkeys will be followed after challenge to determine whether infection has occurred and whether immunization affects disease progression in infected animals.

Number of monkeys:  48     (8 groups of 6)

Length of study:  32 months

Number of inoculations per animal:  5 immunizations plus 1 virus challenge


VACCINE STUDY 5
---------------

Title: Evaluation of Immunization with Recombinant Vaccinia/SIV Vaccine Followed by Immunization with SIV Proteins

Description: Rhesus monkeys will be immunized with recombinant vaccinia expressing SIV genes by intradermal, subcutaneous, intramuscular or oral routes, followed by immunizations with SIV proteins. Animals will be challenged WITH SIV to determine whether the efficacy of the vaccine is affected by the route of administration.

Number of monkeys:  24     (4 groups of 6)

Length of study:  24 months

Number of inoculations per animal:  6 immunizations plus 1 virus challenge


MAO Statement of Work                                               ATTACHMENT 1
9/30/95
                                       20





VACCINE STUDY 14
----------------

Title:  Evaluation of recombinant BCG/SIV vaccines

Description: Rhesus monkeys will be immunized orally with a live recombinant BCG expressing SIV proteins, followed by immunization with a mixture of SIV peptides. The monkeys will be challenged with SIV administered intravenously or at a mucosal site different from the site of immunization to determine if the live recombinant BCG vaccine administered by a mucosal route confers protection from infection.

Number of monkeys:  16     (4 groups of 4)

Length of study:  30 months

Number of inoculations per animal:  4 immunizations plus 1 virus challenge



VACCINE STUDY 15
----------------

Title:  Evaluation of a Recombinant Polio/SIV Vaccine

Description: Pig-tailed macaques will be immunized at two mucosal sites with live recombinant poliovirus replicons expressing SIV proteins. This will be followed by immunization with purified SIV proteins. The animals will be challenged with SIV either intravenously or at a mucosal site used for immunization or at a mucosal site different from the one used for immunization.

Number  of  monkeys:  30 (for  immunizations:  6 groups of 4; for  titration  of challenge virus stock: 6)

Length of study:    24 months

Number of inoculations per animal:  3 immunizations plus 1 virus challenge

MAO Statement of Work                                               ATTACHMENT 1
9/30/95
                                       21